INTANGIBLE ASSET ACQUISITION	6 Months Ended
Jun. 30, 2025
Business Combination [Abstract]
INTANGIBLE ASSET ACQUISITION
NOTE 8:  INTANGIBLE ASSET ACQUISITION

On February 17, 2025, the Company entered into an Asset Acquisition Agreement (the “Agreement”) with Bladeranger Ltd. (“Bladeranger”), a public Israeli company, to acquire 100% of its AI-based solar analytics platform, DeepSolar. The transaction was closed on March 5, 2025.

As consideration, the Company agreed to issue to BLRN the following securities:

1.	178,769 ordinary shares;

2.	223,792 pre-funded warrants;

3.	685,004 milestone pre-funded warrants;

4.	1,087,565 Warrant-A;

5.	1,087,565 Warrant-B.

At the initial closing, which took place on May 19, 2025, the Company issued milestone pre-funded warrants exercisable to 685,004 ordinary shares at an exercise price of $0.01 per share.

Warrants A to purchase 1,087,565 ordinary shares exercisable upon the achievement of a defined business milestone within 5.5 years from the grant date, at an exercise price equal to the average closing price of the Company’s shares over the five trading days prior to the issuance of such warrants.

Warrants B to purchase 1,087,565 ordinary shares will vest within two years from the Closing Date if either the Company’s share price reaches at least US$15.00, at an exercise price of US$6.40, and will be exercisable for three years following vesting.

The Company also entered into employment agreements with certain BLRN employees. Under the terms of the Agreement, BLRN and its assignees may not exercise any of the warrants if, following such exercise, their holdings would exceed 9.99% of the Company’s outstanding ordinary shares.

Accounting treatment
The Company evaluated the transaction under ASC 805, Business Combinations, and concluded that the acquired set of assets and activities does not meet the definition of a business. Accordingly, the transaction was accounted for as an asset acquisition under ASC 805-50.

Fair value measurement

In connection with the acquisition, the Company performed a valuation analysis of the equity instruments issued as consideration and a purchase price allocation (“PPA”) for the acquired assets. The fair value of the consideration transferred, determined based on the fair value of the issued shares and warrants, together with the PPA analysis, was established at $7,292. In connection with the acquisition, the Company performed a valuation analysis of the equity instruments issued as consideration and a purchase price allocation (“PPA”) for the acquired assets. The valuation applied option pricing models (Black-Scholes and Monte Carlo) for the warrants, incorporating assumptions regarding share price (USD 2.98), expected term (5–5.5 years), risk-free rates (4.1%), historical volatility (100%) and milestone achievement probabilities (75-100%). The acquired intangible asset was valued using a discounted cash flow approach with a discount rate of 40%, terminal growth of 3%.

Useful life and amortization
As of the reporting date, accumulated amortization amounted to $173 thousand, resulting in a net carrying amount of $7,119 thousand for the intangible asset.